                                                                 EXHIBIT 10.13


                              CONVERSION AGREEMENT

         This Conversion Agreement (the "Agreement") is made and entered into as of this 15th day of May, 1998, by and among TeleBanc Financial Corporation, a Delaware corporation ("Corporation") and each of the Investors set forth on Schedule A hereto (each, an "Investor" and, collectively, the "Investors").

                                R E C I T A L S

         WHEREAS, each of the Investors is the beneficial holder and owner of record of the number of shares of Series A Voting Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), Series B Nonvoting Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock") and Series C Nonvoting Convertible Preferred Stock (the "Series C Preferred Stock" and together with the Series A Preferred Stock and the Series B Preferred Stock, the "Preferred Stock") of the Corporation set forth on Schedule A hereto and issued to each such Investor pursuant to the terms of that certain Unit Purchase Agreement dated as of February 19, 1997 among the Corporation and the Investors (the "Unit Purchase Agreement");

         WHEREAS, the Corporation is contemplating an underwritten public offering (the "Public Offering") of shares of common stock, par value $.01 per share (the "Common Stock") of the Corporation, for which BancAmerica Robertson Stephens, CIBC Oppenheimer and Legg Mason Wood Walker (the "Underwriters") will act as the Underwriters;

         WHEREAS, the Corporation intends to file a registration statement on Form S-2 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") to register the shares of Common Stock being sold in the Public Offering for sale to the public; and

         WHEREAS, the parties hereto wish to enter into this Agreement to set forth their agreement with respect to the conversion of the outstanding shares of Preferred Stock held by the Investor, without further action on the part of the holder, at the date and time of consummation of the Public Offering, all upon and subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto agree as follows:

         1.  CONVERSION OF PREFERRED STOCK.

                 (a) CONVERSION OF THE SERIES C PREFERRED STOCK. Subject to satisfaction of each of the conditions precedent set forth in Section 1(c) of this Agreement, each of the Investors holding shares of Series C hereby agrees to convert each of the outstanding shares of Series C Preferred Stock into the number of fully paid and nonassessable shares of Series A Preferred Stock or Series B Preferred pursuant to and in accordance with the Applicable Conversion Rate (as defined in the TeleBanc Financial Corporation Certificate of Designation of the Series A Preferred Stock and Series B Preferred Stock and Series C Preferred Stock (the "Certificate of Designation") adopted on February 25, 1997) prior to the Effective Time (as hereinafter defined).

                 (b) CONVERSION OF THE SERIES A PREFERRED STOCK AND SERIES B PREFERRED STOCK. Each of the Investors holding shares of Series A Preferred Stock and Series B Preferred Stock at the date and time of the consummation of the Public Offering (the "Effective Time"), hereby agrees that, at the Effective Time, each of the outstanding shares of such series of Preferred Stock will automatically and without any further action on the part of the holder thereof, convert into the number of fully paid and nonassessable shares of voting Common Stock of the Corporation pursuant to and in accordance with the Applicable Conversion Rate (as defined in the Certificate of Designation).

                 (c) CONDITIONS PRECEDENT TO CONVERSION OF PREFERRED STOCK. The conversion of the shares of Preferred Stock set forth in subsections (a) and (b) of this Section 1 is expressly conditioned upon the satisfaction of the following conditions:

                          (i)  the Corporation shall declare and pay, prior to
or at the Effective Time, a dividend (payable in the form of shares of Common Stock) on the Preferred Stock equal to five percent (5%) of the number of shares issuable upon conversion of the Preferred Stock (the "Special Dividend");

                          (ii)  the Corporation shall consummate a public
offering on or before September 30, 1998, of not fewer than 1,000,000 shares of Common Stock at a price per share to the public equal to or greater than $25.00 (the "Minimum Price") per share (a "Qualified Public Offering"); and

                          (iii) all of the Investors shall have executed and
delivered this Agreement.

                 (d) STOCK DIVIDEND. The parties hereto acknowledge and agree that the Corporation intends to declare and to pay a 100% stock dividend on the outstanding shares of Common Stock prior to the Effective Time. In the event that such stock dividend on the Common Stock is declared and paid by the Corporation prior to the Effective Time, the numbers of shares and per share amounts of Common Stock as set forth in this Agreement shall be subject to appropriate adjustment.





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
         2. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION. As a material inducement to each of the Investors to enter into this Agreement, the Corporation represents and warrants to each Investor that each of the following representations and warranties is true and correct as of the date hereof and as of the Effective Time (to the same extent as if then made).

                 (a) AUTHORITY. The Corporation is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by the Corporation has been duly authorized by all necessary corporate action on the part of the Corporation. This Agreement is a valid and legally binding obligation of the Corporation, enforceable against it in accordance with its terms, except as limited by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights and remedies of creditors generally or by general principles of equity (whether applied in a proceeding at law or in equity).

                 (b) DUE ISSUANCE OF COMMON STOCK. When issued pursuant to the terms of this Agreement, the shares of Common Stock to be issued upon conversion of the Preferred Stock and, if the Special Dividend is declared and paid, the shares of Common Stock issued pursuant to such Special Dividend, will be validly issued, fully paid and nonassessable, free and clear of any restrictions on transfer (other than restrictions imposed by federal or state securities laws and the lock-up agreement hereinafter set forth), claims, taxes, security interests, options, warrants, rights, contracts, calls, or commitments. The Corporation has taken all necessary corporate action to reserve for issuance the number of shares of Common Stock issuable upon conversion of the Preferred Stock and, prior to the Effective Time, will take all necessary corporate action to authorize the payment of the Special Dividend.

                 (c) NO VIOLATION OF LAWS OR AGREEMENTS. Neither the execution and delivery of this Agreement by the Corporation, nor the performance by it of its obligations hereunder, will (i) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge or other restriction of any government, governmental agency or court to which the Corporation is subject, (ii) violate any provision of the Amended and Restated Certificate of Incorporation or Bylaws of the Corporation, (iii) conflict with or result in a breach of, constitute a default under, result in the acceleration of, or create in any person the right to accelerate, terminate, modify or cancel, or require notice under any agreement or instrument to which the Corporation is a party or by which the Corporation is bound, or (iv) result in the creation or imposition of any lien, charge or encumbrance, security interest or restriction with respect to the Corporation's assets.

         3. REPRESENTATIONS AND WARRANTIES OF INVESTORS. As a material inducement to each other Investor and to the Corporation to enter into this Agreement, each of the Investors, severally but not jointly, represents and warrants to each other Investor and to the Corporation that each of the following representations and warranties is true and correct as of the date hereof and as of the Effective Time (to the same extent as if then made).

                 (a) AUTHORITY. Each of the Investors represents and warrants that it has full capacity and authority necessary to execute, deliver and perform this Agreement and to perform its obligations hereunder. Each of the Investors represents and warrants that it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed and has the power and authority to execute and deliver this Agreement, and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by each of the Investors has been duly authorized by all necessary corporate or partnership action on the part of such entity. This Agreement is a valid and legally binding obligation of each of the Investors, enforceable against each of them in accordance with its terms, except as limited by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights and remedies of creditors generally or by general principles of equity (whether applied in a proceeding at law or in equity).

                 (b) NO VIOLATION OF LAWS OR AGREEMENTS. Each Investor represents and warrants that neither the execution and delivery of this Agreement, nor the performance by such Investor of its obligations hereunder, will (i) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge or other restriction of any government, governmental agency or court to which such Investor is subject, or (ii) conflict with or result in a breach of, constitute a default under, result in the acceleration of, or create in any person the right to accelerate, terminate, modify or cancel, or require notice under any agreement or instrument to which such Investor is a party or by which such Investor or any of its assets are bound.

                 (c) ACCREDITED INVESTOR. Each of the Investors hereby certifies that it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Each of the Investors represents and warrants that it is a bona fide resident of the state or jurisdiction indicated in the address set forth on Schedule A to this Agreement.

                 (d) INVESTMENT INTENT. Each of the Investors is acquiring the shares of Common Stock issuable upon conversion of the Preferred Stock for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act. Each of the Investors acknowledges that the shares of Common Stock to be received upon conversion are not registered under the Securities Act or any applicable state securities law, and that such Common Stock may not be transferred or sold except pursuant to the registration provisions of such Securities Act or pursuant to an applicable exemption therefrom and pursuant to state securities laws and regulations as applicable, and that the certificate representing the shares of Common Stock will bear appropriate legends to that effect.





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
         4. LOCK-UP AGREEMENT; WAIVER OF REGISTRATION RIGHTS, RIGHT OF FIRST OFFER AND CERTAIN ADJUSTMENTS TO APPLICABLE CONVERSION VALUE. In order to induce the Underwriters to enter into the Underwriting Agreement to be entered into in connection with a Qualified Public Offering, each of the Investors agrees that from the date hereof, and continuing for a period (the "Lock-Up Period") of one-hundred and eighty (180) days from the date of closing of the Qualified Public Offering, it will not, without the prior written consent of the lead underwriter of the Qualified Public Offering, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of the Corporation's Common Stock, or any other securities of the Corporation convertible into, exercisable for, or exchangeable for shares of Common Stock or other securities of the Corporation. In addition, each of the Investors hereby waives (a) any registration rights to which would be entitled during the Lock- Up Period under Section 13.01 of the Unit Purchase Agreement, and (b) any rights of first offer (including but not limited to any right to notice with respect thereto) under Article 14 of the Unit Purchase Agreement in connection with the conversion of the Preferred Stock contemplated in this Agreement or a Qualified Public Offering provided that the price per share to the public in the Qualified Public Offering is equal to or greater than the Minimum Price. The undersigned further agrees to waive any right the undersigned might otherwise have to an adjustment to the Applicable Conversion Value pursuant to Section 5(d)(i)(A) of the Certificate of Designation as a result of the dividend to be declared and paid to the undersigned pursuant to Section 1(c)(i) of this Agreement.

         5. CONSENT TO PUBLIC OFFERING. Each of the Investors hereby consents to the transactions contemplated in this Agreement and, to the extent required, to the offer and sale of Common Stock of the Corporation in a Qualified Public Offering under the Securities Act and the securities laws of various states.

         6. FURTHER ASSURANCES; COOPERATION IN PUBLIC OFFERING. Each of the parties agrees to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws, rules and regulations to consummate and make effective the transactions contemplated by this Agreement.

         7.  MISCELLANEOUS.

                 (a) AMENDMENT. This Agreement may be amended or modified only by a written instrument executed by the parties hereto.

                 (b) CONFIDENTIALITY. Each of the Investors acknowledges and agrees that the information contained in this Agreement is confidential and constitutes material inside information regarding the Corporation under the Securities Act and applicable federal securities laws





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
                 (c) GOVERNING LAW. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to its conflicts of laws principles.

                 (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                 (e) EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.





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
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.


                                 TELEBANC FINANCIAL CORPORATION



                                 ________________________________________
                                         By:  Mitchell Caplan
                                         Its: President and Chief Executive
                                              Officer



                                 INVESTORS:
                                 CONNING INSURANCE CAPITAL LIMITED
                                 PARTNERSHIP III
                                 By:  Conning Investment Partners Limited
                                 Partnership III, its General Partner
                                 By:  Conning & Company, its General Partner



                                 ________________________________________
                                         By:
                                         Its:

                                 CONNING INSURANCE CAPITAL
                                 INTERNATIONAL PARTNERS III, L.P.
                                 By:  Conning Investment Partners Limited
                                 Partnership III, its General Partner
                                 By:  Conning & Company, its General Partner



                                 ________________________________________
                                         By:
                                         Its:





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
                                 GENERAL AMERICAN LIFE INSURANCE COMPANY



                                 ________________________________________
                                         By:
                                         Its:

                                 CIBC WG ARGOSY MERCHANT FUND 2, LLC



                                 ________________________________________
                                         By:
                                         Its:

                                 PC INVESTMENT COMPANY, INC



                                 ________________________________________
                                         By:
                                         Its:

                                 THE NORTHWESTERN MUTUAL LIFE
                                 INSURANCE COMPANY

                                 ________________________________________
                                         By:
                                         Its:





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
'                                   SCHEDULE A

               PREFERRED STOCK HELD BY INVESTORS PRIOR TO CONVERSION



                                       NUMBER OF SHARES OF   NUMBER OF SHARES OF    NUMBER OF SHARES OF
                                       -------------------   -------------------    -------------------
                                       SERIES A PREFERRED     SERIES B PREFERRED    SERIES C PREFERRED
                                       -------------------   -------------------    -------------------
     NAME AND ADDRESS OF INVESTOR            STOCK                  STOCK                 STOCK
     ----------------------------      -------------------   -------------------    -------------------
Conning Insurance Capital Limited             4,719                 1,414
Partnership III
c/o Conning & Company
City Place II
185 Asylum Street
Hartford, CT 06103
Attn:  Steven F. Piaker

Conning Insurance Capital                      667                   200
International Partners III, L.P
c/o Conning & Company
City Place II
185 Asylum Street
Hartford, CT 06103
Attn: Steven F. Piaker

General American Life Insurance               1,539                  461
Company
700 Market Street
St. Louis, MO 63101
Attn: David Kaslow

PC Investment Company                         6,925                 1,975
401 Theodore Fremd Avenue
Rye, NY 10580
Attn: David W. Young

CIBC WG Merchant Funds 2                                                                   7,000
LLC
425 Lexington Avenue
3rd Floor
New York, NY 10017
Attn: Dean Kehler





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

                                       NUMBER OF SHARES OF   NUMBER OF SHARES OF    NUMBER OF SHARES OF
                                       -------------------   -------------------    -------------------
                                       SERIES A PREFERRED     SERIES B PREFERRED    SERIES C PREFERRED
                                       -------------------   -------------------    -------------------
     NAME AND ADDRESS OF INVESTOR            STOCK                  STOCK                 STOCK
     ----------------------------      -------------------   -------------------    -------------------
Northwestern Mutual Life                      5,000
Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attn: Linda A. Gorens





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